SECOND AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

This SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Second Amendment”) is entered into as of May 1, 2009 (the “Effective Date”) by and between Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), Genesis Capital Advisors, LLC, a Nevada limited liability company (“Genesis”) and Vision Opportunity Master Fund, Ltd., a Cayman Islands limited company (“Vision” and together with Genesis, are collectively referred to hereinafter as “Securityholders”).

RECITALS

WHEREAS, the Company and the Securityholders executed that certain Securities Purchase Agreement dated September 9, 2008 (the “Purchase Agreement”), a certain Registration Rights Agreement dated September 9, 2008 (the “Original RRA”), and a certain First Amendment to Registration Rights Agreement (the “First Amendment”) dated October 31, 2008; and

WHEREAS, each Securityholder is the holder and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain Registrable Securities; and

WHEREAS, pursuant to Section 6(f) of the Original RRA, the Original RRA may be amended by the Company and the Holders holding at least a majority of the then-outstanding Registrable Securities; and

WHEREAS, Vision is the Holder of the majority of the currently outstanding Registrable Securities and the parties desire to amend the Original RRA as more particularly described herein.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.           Definitions.  As used in this Second Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Original RRA and the First Amendment and used herein without definition shall have the meaning assigned to such term in the Original RRA or the First Amendment, as applicable, unless expressly provided to the contrary.

2.           Amendment to Section 1 of the Original RRA.  Immediately upon the execution by the Company of a material definitive agreement with an acquisition target, which target shall be to the satisfaction of Vision, the definition of “Effectiveness Date” in Section 1 of the Original RRA shall be deleted in its entirety and replaced with the following:

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 180th calendar day following the date hereof (or, in the event of a “full review” by the Commission, the 360th calendar day following the date hereof) and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

3.           Further Assurances.  The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be necessary and appropriate to effectuate the purposes of this Second Amendment.

4.           Successors and Assigns.  This Second Amendment is binding upon and shall inure to the benefit of the successors and permitted assigns of the parties hereto.

5.           Governing Law.  All questions concerning the construction, validity, enforcement, and interpretation of this Second Amendment shall be determined in accordance with the provisions of the Purchase Agreement.

6.           Counterparts. This Second Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.           Effectiveness of Original RRA and First Amendment.  Except as otherwise amended or revised pursuant to this Second Amendment, the terms, conditions, and provisions of the Original RRA and First Amendment shall be in full force and effect.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.

PREMIER POWER RENEWABLE ENERGY, INC.

By:	/s/ Dean Marks
Dean Marks
Chief Executive Officer

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Adam Benowitz
Director

GENESIS CAPITAL ADVISORS, LLC

By:	/s/ Ronald Andrikian
Name: Ronald Andrikian
Its: Managing Member